Exhibit 10.3

[English Translation]

Kun-Security

Team Member	Team Manager	General Manager

KUN- MORTGAGE AGREEMENT

Date: March 26, 2024

The Bank shall explain all the material terms of this Agreement and shall deliver a copy of the General Terms and Conditions for Credit Transactions and this Agreement, to the Mortgagor.

« Providing collateral to secure debt is a serious legal act with potentially adverse financial consequences for the Mortgagor. The Mortgagor should carefully read this Agreement and the “Notice to Mortgagor” printed at the reverse side of this Agreement before making a decision.

« The blank boxes    (for party names and at the end of this Agreement) should be filled by the Mortgagor in his/her own handwriting.

Creditor & Mortgagee:	The Korea Development Bank (“KDB”) (seal) Authorized Agent Raehyeon Park (Branch: Cheongju Branch)
Address	14, Eunhaeng-ro, Yeongdeungpo-gu, Seoul, Republic of Korea

Obligor :	Magnachip Semiconductor, Ltd. (seal)
Address	15F, 76 Jikji-daero, 436beon-gil Heungdeok-gu, Cheongju-si, Chungcheongbuk-do, South Korea

Mortgagor :	Magnachip Semiconductor, Ltd. (seal)
Address	15F, 76 Jikji-daero, 436beon-gil Heungdeok-gu, Cheongju-si, Chungcheongbuk-do, South Korea

[English Translation]

This Kun-Mortgage Agreement is entered into by and among the above-mentioned parties.

Article 1. Establishment of Kun-Mortgage

The Mortgagor agrees to be bound by the General Terms and Conditions for Credit Transaction and hereby establishes a kun-mortgage with the following conditions on the properties listed in the “List of Mortgaged Property” at the end of this Agreement (“Mortgaged Property”).

1.	Scope of secured obligations:

The Creditor has explained that the Mortgagor may select one type of secured obligation from the following three (3) types of secured obligations varying in the scope of the secured obligations, and the Mortgagor agrees to provide the secured obligations (including interest, default interest and other incidental obligations) specified below in Limited Kun-Security.

Specified Kun-Security

Any and all current and future obligations of the Obligor to the Creditor (head office / branches) under or arising from the following agreements:

_____________ Agreement dated ____________

_____________ Agreement dated ____________

Limited Kun-Security

Any and all current and future obligations of the Obligor to the Creditor (head office / branches) under or arising from the following types of transactions:

Transaction: ________________

Transaction: ________________

Transaction: ________________

Comprehensive Kun-Security

The following current and future obligations of the Obligor to the Creditor (head office / branches):

a.

Any and all obligations arising from loans on bills, loans on deeds, overdrafts, discounting of bills, payment guarantees, sale/purchase of accounts receivables, bond subscription, lending of securities, foreign exchange transactions and all other credit transactions;

b.	Any obligations to guarantee the transactions between the Creditor and a third party as listed under item a; or

c.	Obligations relating to bills or checks acquired by the Creditor arising from any of the transactions listed under item a. with a third party.

[English Translation]

2.	Maximum mortgage amount:

a.	Sixty Billion Won (~~W~~60,000,000,000-)

b.

However, even if the maximum mortgage amount is determined on the basis of the initial amount of claims for the purpose of reducing costs related to the establishment of mortgage, this Agreement shall not be interpreted as a mortgage agreement securing specific obligation by reason thereof.

3.	Mortgage Period (Mortgage Settlement Date):

The Creditor explained that the Mortgagor can select one of the following three (3) types of settlement dates, and the Mortgagor selects the date specified below in To be designated later type as the settlement date.

Fixed type

yy/mm/dd

Automatically fixed type

Not specified.

If three (3) years have passed from the date of this Agreement, the Mortgagor may designate the mortgage settlement date by providing a written notice, but the settlement date shall not occur earlier than 14 days from the date of Creditor’s receipt of the above-mentioned notice, and if less than 14 days notice is given, the settlement date shall be deemed to be the date falling 14 days from the date of the Creditor’s receipt of the notice. However, unless the Mortgagor expresses his/her intention before the 5th anniversary of this Agreement, the settlement date shall be the date of the 5th anniversary of the Agreement.

To be designated later type

Not specified.

The Mortgagor may designate the mortgage settlement date by providing a written notice after three (3) years from the date of the Agreement, but the settlement date shall not occur earlier than 14 days from the date of Creditor’s receipt of the notice, but if less than 14 days notice is given, the settlement date shall be deemed to be the date falling 14 days from the date of the Creditor’s receipt of the notice.

Article 2. Discrepancies between the Mortgaged Property and the Entries in the Official Registry

1.

This kun-mortgage shall be effective as per the actual Mortgaged Property even if there are any discrepancies between the actual Mortgaged Property and the descriptions thereof set forth at the end of this Agreement or the entries in the official registry. Upon request from the Creditor for the protection of its rights hereunder, the Mortgagor shall take all necessary measures to correct or amend the registration.

2.

If any building located on the mortgaged land is not registered in the official registry or if a new building is built on such land, the Mortgagor shall promptly register the unregistered existing or new buildings and at the same time establish an additional kun-mortgage on such buildings pursuant to Article 1 hereof, upon the Creditor’s request for purposes of protecting its rights hereunder.

[English Translation]

Article 3. Preservation of the Value of the Mortgaged Property

1.	The Mortgagor shall not damage or change the condition of the Mortgaged Property, which may be detrimental to the preservation of the rights of the Creditor, without prior consent of the Creditor.

2.

In the case of any destruction of or damage to or public expropriation of the Mortgaged Property or any event materially adversely affecting the value of the Mortgaged Property, the Mortgagor shall promptly notify the Creditor.

3.

The Mortgagor shall assign to the Creditor any compensation or indemnity by a third party resulting from the occurrence of any event described in Paragraph 2 above by taking appropriate measures. The proceeds of such compensation or indemnity may be used to satisfy the Obligor’s obligations to the Creditor by mutatis mutandis application of Article 13 of the General Terms and Conditions for Credit Transactions unless there is any reasonable ground not to do so including provision of other security.

Article 4. Insurance

1.

The Mortgagor shall procure insurance on the Mortgaged Property in such amount and form as approved by the Creditor to the extent necessary for the protection of its rights; pledge to the Creditor the rights of the Mortgagor under the insurance; deliver the insurance policy to the Creditor and shall maintain the insurance while the secured obligations are outstanding.

2.

The Mortgagor shall promptly notify the Creditor if the Mortgagor obtains a separate insurance contract on the Mortgaged Property in addition to the insurance set forth in Paragraph 1 above, and upon request from the Creditor for the protection of its rights, the Mortgagor shall establish a security right in favor of the Creditor on the rights under the additional insurance contract.

3.

If as a result of the Mortgagor’s breach of Paragraphs 1 or 2 above, the Creditor obtains or renews an insurance contract and pays the insurance premium on behalf of the Mortgagor in order to protect the Creditor’s rights, the Mortgagor and the Obligor shall jointly and severally repay the premiums and other expenses incurred by the Creditor by mutatis mutandis application of Article 4 of the General Terms and Conditions for Credit Transactions.

4.

The insurance proceeds received by the Creditor pursuant to the insurance referred to in Paragraphs 1 to 3 may be applied to satisfy the obligations to the Creditor by mutatis mutandis application of Article 13 of the General Terms and Conditions for Credit Transactions, even before the secured obligations matures, unless there is any reasonable ground not to do so including provision of other security.

Article 5. Superficies, Cheonsekwon or Leasehold

1.

If the Mortgaged Property consists solely of a building located on land (“Land”) which is subject to a superficies right or right of registered lease on deposit basis (“Cheonsekwon”) in favor of the Mortgagor, the Mortgagor shall take necessary measures to maintain such superficies right or Cheonsekwon by promptly renewing them upon the expiry of their term.

2.

If the Land is encumbered with a leasehold right in favor of the Mortgagor as lessee, the Mortgagor shall take necessary measures to maintain such leasehold right by promptly renewing it upon the expiry of its term, and the Mortgagor shall promptly give notice to the Creditor in the event of change in the ownership of the Land and give notice to the Creditor in advance in the event of any amendment of the lease.

[English Translation]

3.

The Mortgagor shall not take any action which may cause termination, extinguishment or modification of the rights under the superficies, Cheonsekwon or leasehold described in Paragraphs 1 and 2. To prevent any possibility of such termination, extinguishment or modification, the Mortgagor shall take appropriate steps to protect such rights. Even if the building is destroyed in its entirety, the Mortgagor shall not terminate such rights voluntarily without the consent of the Creditor.

4.

If the insurance proceeds are not sufficient to pay in full the secured obligations after the Mortgaged Property is completely destroyed by fire or by other causes and the Mortgagor does not promptly reconstruct the buildings, the rights under the superficies, Cheonsekwon or leasehold may not be disposed of without the consent of the Creditor and the proceeds therefrom may be applied to the balance of the secured obligations by mutatis mutandis application of Paragraph 3, Article 3.

Article 6. Disposal and Management etc. of the Mortgaged Property

1.

Any disposal of the Mortgaged Property shall in principle be completed pursuant to statutory procedures, provided, however, the Creditor may dispose of the Mortgaged Property in such method, time and price, etc. as generally deemed acceptable, upon the consent of the Mortgagor. The proceeds therefrom remaining after deduction of any and all expenses may be applied to the payment of the secured obligations by mutatis mutandis application of Article 13 of the General Terms and Conditions for Credit Transactions.

2.

Other than the disposal set forth in Paragraph 1 above, the Creditor may manage the Mortgaged Property and apply the proceeds therefrom to the payment of the secured obligations in accordance with Paragraph 1.

3.

Due to disappearance of the Mortgagor or other reasons, in the event there arises a concern that the Mortgaged Property may be improperly managed or maintained and will be destroyed, damaged or lost, the Creditor may occupy and manage the Mortgaged Property.

4.	The Mortgagor shall cooperate with the Creditor with the disposal or the management of the Mortgaged Property under Paragraphs 1 to 3 without delay.

Article 7. Report on or Inspection of the Mortgaged Property

Upon the Creditor’s request, the Mortgagor shall promptly deliver a report on the current status and conditions of the Mortgaged Property to the Creditor or fully cooperate with the Creditor with respect to the inspection of the Mortgaged Property.

Article 8. Further Assurances and Expenses

1.	Upon the Creditor’s request, the Mortgagor shall promptly take all necessary actions to register the creation, modification, amendment, transfer, assignment or cancellation of the kun-mortgage.

[English Translation]

2.

The Creditor, when making a request under Paragraph 1, shall provide a written explanation in a separate notice to the Obligor and the Mortgagor on the types of costs incurred by the relevant registration and the basis of their calculation. Any costs that the Creditor fails to explain shall not be charged to the Obligor or the Mortgagor, and any explained costs shall be borne in the following manners:

a.	Expenses for Purchase of national housing bonds: the Obligor or the Mortgagor;

b.	Registration tax, local education tax, registration application commission and judicial scrivener’s fee:

i.	For registration of creation of kun-mortgage: the Creditor

ii.	For registration of cancellation of kun-mortgage: the Obligor or the Mortgagor

c.	Commission for inspection or appraisal of the Mortgaged Property:

i.	For creation of kun-mortgage: the Creditor

ii.	For exercise of kun-mortgage due to default by the Obligor: the Obligor or the Mortgagor

d.	Other costs for which the responsible party is not clear: To be equally borne by the Creditor and the Obligor or the Mortgagor.

3.

In the event that the Creditor pays on behalf of the Obligor or the Mortgagor costs and expenses including the costs and expenses under Paragraph 2, costs for possessing or managing the Mortgaged Property, costs for exercising the kun-mortgage due to default of the Obligor, Paragraph 2 of Article 4 of the General Terms and Conditions for Credit Transactions shall apply mutatis mutandis.

Article 9. Relationship with Other Security Agreements, Guarantees

1.

Any other security or guarantee offered by the Mortgagor to secure the secured obligations shall not be affected by this Agreement unless otherwise agreed and shall be additional to and separate from the security provided under this Agreement.

2.

If the Mortgagor provides a joint guarantee while providing security on the same secured obligations as requested by the Creditor due to concerns on decrease of the value of security, when either the joint guarantee or the security is satisfied in whole or in part, the Mortgagor shall be released from the other responsibility for the corresponding satisfied portion, regardless of Paragraph 1.

Article 10. Modification, Termination, Release of Security

The Creditor may amend, terminate or release, as applicable, other securities or guarantees if the Mortgagor consents thereto or if the Creditor determines that the Mortgagor’s subrogation right will not be adversely affected by substituting the existing security with an equal or higher value security or the guarantor with another guarantor with comparable financial resources, or the release of the security or the guarantee in proportion to the Obligor’s partial payment of the guaranteed or secured obligations.

[English Translation]

Article 11. Special Covenants

Mortgagor: (seal)

Description of the Mortgaged Property

Description of the Mortgaged Property	Priority
Same as listed in Attachment

[English Translation]

* The Mortgagor is required to read the following and state the answers in his/her handwriting at his/her own discretion on the basis of the facts.

(Example: 1. Received, 2. Informed)

1. Are you certain that you have received a copy of the General Terms and Conditions for Credit Transactions and this Agreement?	Received

2. Were you informed of the material terms of the aforementioned General Terms and Conditions for Credit Transactions and this Agreement?	Informed

* In case the Mortgagor provides a house as security for a third party, the Mortgagor may withdraw the provision of security within three (3) days including the date of execution of this Agreement.

Also, the Mortgagor may waive the right to withdraw in advance and immediately confirm this Agreement.

If necessary, the Mortgagor is required to state in his/her own handwriting in the following box within the said period.

(Example: Withdrew      , Waived      )

Do you withdraw your intent to provide the security?

(When withdrawing, this Agreement will be cancelled and the Mortgagor will not bear liability with regard to the secured obligation. Any expenses incurred with the establishment or cancellation of the security shall be borne by the Mortgagor.)

Date:

Do you waive your right to withdraw? (Waiving your right to withdraw, this Agreement will be immediately confirmed.)	Date:

Counselor	Title:	Name:	(seal)

I hereby confirm the registration is made in accordance with this Agreement and receive the certificate of registration.

Date:      March 26, 2024

Mortgagor:   Magnachip Semiconductor, Ltd. (seal)

15F, 76 Jikji-daero, 436beon-gil Heungdeok-gu,

Cheongju-si, Chungcheongbuk-do, South Korea

Representative Director Young-Joon Kim

[English Translation]

<Attachment>

Legal Description of Real Estate Property

1.	Land

Identification No[1760-1996-090403]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Factory site 39,574.4m2

2.	Land

Identification No[1760-2007-003222]

281-1, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Miscellaneous land 3,812.8m2

3.	Land

Identification No[1760-2007-003223]

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Factory site 35,489.7m2

4.	Land

Identification No[1760-2007-003218]

282-2, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Miscellaneous land 1,200.4m2

5.	Land

Identification No[1760-2009-008403]

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Building land 23,087m2

6.	Land

Identification No[1760-2007-003199]

283-8, Imsu-dong, Gumi-si, Gyeongsangbuk-do

Miscellaneous land 1,033.2m2

7.	Building

Identification No[1760-1996-091033]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

1-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete 5-story factory building with slab roof

Basement Machine room, electrical room, shelter 4,482m2

1st floor Cafeteria 5,294.75m2

[English Translation]

2nd floor Factory 3,327m2

3rd floor Factory 8,982m2

4th floor Factory 8,982m2

5th floor Factory 8,982m2

Rooftop 972m2

Lightweight steel frame single-story storage 12.5m2

Block single-story factory with silicon steel plate roof on truss (Waste storage) 428.40m2

Lightweight steel frame single-story factory with sandwich panel roof (Pump room) 75 m2

8.	Building

Identification No[1760-2007-001927]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

2-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete 2-story factory building with slab roof and prefabricated panel roof

1st floor Office and air-conditioning machine room 2,554.15m2

1st floor Factory 1,843.2m2

1st floor Factory 1,479.26m2

1st floor Factory 140.1m2

1st floor Factory (storage) 84.21m2

1st floor Factory (storage) 67.21m2

2nd floor Factory 1,843.2m2

2nd floor Factory 1,354.14m2

Rooftop 115.2m2

9.	Building

Identification No[1760-2007-001926]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

3-dong

Reinforced concrete 2-story factory building with slab roof

1st floor Factory and office 4,927.6m2

2nd floor Factory and office 599.04m2

1st floor Factory 438.96m2

2nd floor Factory 3,473.2m2

Rooftop 270.76m2

10.	Building

Identification No[1760-1996-091031]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

[English Translation]

4-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete 5-story factory building with slab roof

Basement Dormitory 1,488.34m2

1st floor Dormitory 1435.55m2

2nd floor Dormitory 1,004.495m2

3rd floor Dormitory 1,004.495m2

Rooftop 26.22m2

1st floor Dormitory 410.4m2

2nd floor Dormitory 592.8m2

3rd floor Dormitory 619.02m2

4th floor Dormitory 619.02m2

5th floor Dormitory 619.02m2

Rooftop 78.66m2

2nd floor Dormitory 26.22m2

4th floor Dormitory 978.275m2

5th floor Dormitory 1,004.495m2

Rooftop 93.48m2

11.	Building

Identification No[1760-2004-005345]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

5-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete 2-story factory building with slab roof

1st floor Machine room 1,022.44m2

1st floor Machine room 1,075.48m2

2nd floor Machine room 402.14m2

1st floor Boiler room 1,075.92m2

2nd floor Boiler room 374m2

12.	Building

Identification No[1760-1996-091034]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

8-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with sandwich panel flat slab roof on truss

Basement Machine room 73.83m2

1st floor Control room 111.60m2

[English Translation]

13.	Building

Identification No[1760-2004-005344]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

9-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with steel-plate roof

1st floor Dangerous goods storage 288m2

1st floor Dangerous goods storage 377.6m2

14.	Building

Identification No[1760-2004-005349]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

10-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with steel-plate roof (Dangerous goods storage) 288m2

15.	Building

Identification No[1760-2009-008404]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

11-dong

Reinforced concrete single-story factory building with slate roof (Plating room) 172.8m2

16.	Building

Identification No[1760-2004-005412]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

12-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with slab roof

Basement Industrial water tank 421.5m2

1st floor Industrial water tank 13.5m2

17.	Building

Identification No[1760-2004-005411]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

13-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Basement of reinforced concrete factory building with slab roof 671.77m2

[English Translation]

18.	Building

Identification No[1760-2004-005414]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

14-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Lightweight steel frame 2-story factory building with slab roof

1st floor F.A.B storage 83.86m2

2nd floor F.A.B storage 83.86m2

19.	Building

Identification No[1760-2007-001929]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

15-dong

Lightweight steel frame single-story factory building with prefabricated panel roof

Security office 324m2

20.	Building

Identification No[1760-2004-005350]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

16-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Lightweight steel frame single-story factory building with panel roof on truss 270m2

21.	Building

Identification No[1760-1999-007320]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

17-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with prefabricated panel roof 288m2

22.	Building

Identification No[1760-2005-008712]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

18-dong

Steel-framed single-story factory with grass wool panel roof (Gym) 1,218.42m2

[English Translation]

23.	Building

Identification No[1760-2020-000803]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

19-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Reinforced concrete single-story factory building with panel roof (Dangerous goods storage and processing facilities)

1st floor High-pressure gas reservoir 103.5m2

24.	Building

Identification No[1760-2022-003006]

281, Imsu-dong, Gumi-si, Gyeongsangbuk-do

282, Imsu-dong, Gumi-si, Gyeongsangbuk-do

283, Imsu-dong, Gumi-si, Gyeongsangbuk-do

20-dong

[Road Name Address] 375, Suchul-daero, Gumi-si, Gyeongsangbuk-do

Steel-framed single-story factory

1st floor Factory (Machine room) 320m2

[English Translation]

Notice to Mortgagor

Nature of Mortgage

-

A mortgage grants the creditor the right to dispose of all or any part of the mortgaged property in order to satisfy the obligor’s obligations, in the event that the obligor fails to repay its obligations owing to the creditor.

-	In other words, by mortgaging your real estate to secure other person’s obligation, you are assuming a risk of losing your property in the event the obligor’s fails to perform its obligations.

Liability per each Type of Security

-

“Security for specific obligation” only secures specified obligations to be borne by the obligor to the creditor. An extension of maturity, roll-over of credit or replacement with another loan will discharge the security.

-

“Kun-security” secures any obligations currently outstanding or to be incurred in the future based on current or future transaction agreements between the obligor and the creditor within the maximum mortgage amount. There are three (3) types of kun-security and the scope of liability per each type of kun-security is as follows:

✓

“Specified kun-security” secures obligations of the obligor arising from a specified transaction agreement (e.g., credit transaction agreement dated    ) and also secures the obligation upon extension of its maturity. However, roll-over or replacement with another loan will discharge the security.

✓

“Limited kun-security” secures any and all obligations of the obligor currently outstanding or to be incurred in the future based on specific type of transaction (e.g., overdraft transaction) either current or future, and also secures the obligation upon extension of its maturity, roll-over and replacement with other credit of the same type. However, replacement with other credit of a different type will discharge the security.

✓

“Comprehensive kun-security” secures any and all obligations (inclusive of obligations arising from credit transactions and any other type of obligations) of the obligor currently outstanding or to be incurred in the future and the scope of liability you are assuming is very extensive. Therefore, please carefully decide whether or not to provide this comprehensive kun-security.

Mortgagor as Guarantor

-

If a mortgagor also guarantees the obligor’s obligations jointly and severally with the obligor, the Bank is entitled to recover from the mortgagor’s general property in addition to the mortgaged property.